Exhibit 99.1

Data Knights Acquisition Corp Announces Calling of Special Meeting of Stockholders

Minneapolis, MN and London, UK – July 31, 2023 - Data Knights Acquisition Corp. (“Data Knights”) (Nasdaq: DKDCA), a publicly traded special purpose acquisition company, today announced that it  will be calling a special meeting of its stockholders to be held on August 11, 2023 at 1:00 p.m. ET via live webcast at https://www.cstproxy.com/dataknights/ext2023 (the “Special Meeting”). The Company has filed a preliminary proxy describing the extension and will mail a definitive proxy to the stockholders containing all the necessary information in connection with the Special Meeting. Stockholders are not being asked for their vote at this time. The purpose of the Special Meeting is to consider and vote upon:

●	a proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation, as amended by the First Amendment to the Second Amended and Restated Certificate of Incorporation, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that closed on May 11, 2021, which we refer to as the “IPO,” from August 11, 2023 (the “Termination Date”) to May 11, 2024 in a series of up to nine (9) one-month extensions, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that (i) Data Knights, LLC, the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees), will deposit into the Trust Account the lesser of (x) $75,000 or (y) $0.045 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extension (the “Extension Payment”) and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with (the “Extension Amendment Proposal”);

●

a proposal to amend the Company’s Investment Management Trust Agreement, dated as of May 11, 2021 and as amended as of November 11, 2022 by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Termination Date in a series of up to nine (9) one-month extensions until May 11, 2024 (the “Trust Amendment Proposal”); and

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a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time and a lower incremental and aggregate cost for each Extension to complete the proposed transaction contemplated by that certain Business Combination Agreement (the “Business Combination Agreement”), dated April 25, 2022, by and among the Company, Data Knights Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Data Knights, OneMedNet Corporation, a Delaware corporation (“OMN”), Data Knights, LLC, in its capacity as Purchaser Representative (the “Sponsor”), and Paul Casey, in his capacity as Seller Representative. For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities Exchange Commission (the “SEC”) on April 25, 2022.

While the Company is using its best efforts to complete the Business Combination as soon as practicable, its board of directors (the “Board”) believes that there will not be sufficient time before the Termination Date to complete the Business Combination without incurring significant cost to extension of the Termination Date under the current terms of the charter. Accordingly, the Board believes that in order to be able to consummate the Business Combination, the Company will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that the Company might not, despite best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate even if its stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of stockholder approval of Business Combination), the Company intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Class A common stock issued in the Company’s IPO, which shares are referred to as the “public shares,” and which election is referred to as the “Election,” regardless of whether such public stockholders vote on the Extension Amendment Proposal. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $30,334,715.68 that was in the Trust Account as of July 27, 2023, the record date.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of the common stock, par value $0.0001 per share, of the Company on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the Excise Tax. The Company confirms that amounts placed in the Trust Account in connection with the Company’s IPO and any Extension Payments, as well as any interest earned thereon, will not be used to pay for the Excise Tax.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in the Company’s charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Sponsor owns 2,830,000 Founder Shares (as defined below) that were issued to the Sponsor prior to the Company’s IPO, and 585,275 private placement units (the “Private Placement Units,”) that were purchased by the Sponsor in a private placement the closed simultaneously with the closing of the IPO. In addition, the Company’s Chairman and Chief Executive Officer and the Chief Financial Officer each own 15,000 Founder Shares, and the three independent directors each owns 5,000 Founder Shares. In addition, the Chief Executive Officer and Chief Financial Officer are deemed to be beneficial owners of shares held by the Sponsor. As used herein, “Founder Shares” refers to all issued and outstanding shares of Class B common stock. In the event of a liquidation, the Sponsor and officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or August 11, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.88 at the time of the Special Meeting (the “Redemption Price”). The closing price of the Company’s Class A common stock on July 30, 2023, was $11.05. The Company cannot assure stockholders that they will be able to sell the shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the Redemption Price, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and the Company is unable consummate the Business Combination by August 11, 2023, in accordance with the Company’s charter, it will incur significant cost to extend the Termination Date under the current terms of the charter or otherwise (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 2,830,000 Founder Shares that were issued to the Sponsor, plus the shares held by the officers and directors issued prior to the Company’s IPO and the 585,275 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. Certain of the Company’s executive officers have beneficial interests in the Sponsor.

The Company reserves the right at any time to cancel the Special Meeting and not to submit to its stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Special Meeting is cancelled, the Company will dissolve and liquidate in accordance with the charter.

In the event of liquidation, the Sponsor has agreed to indemnify the Company to the extent any claims by a third party for services rendered or products sold to the Company, or any claims by a prospective target business with which the Company has discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Company’s Trust Account and except as to any claims under the Company’s indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, it is anticipated that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.88. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in its prospectus filed with the SEC on June 1, 2021 (the “Prospectus”), Section 281(b) of the DGCL requires that the Company adopts a plan, based on facts known to us at such time that will provide for payment of all existing and pending claims or claims that may be potentially brought against the Company within the 10 years following its dissolution. However, because the Company is a blank check company, rather than an operating company, and its operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from its vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which is referred to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Sponsor or its designees has agreed to loan to the Company $75,000 for each such one-month extension up to a maximum of $675,000 for a total of nine (9) one-month extensions until May 11, 2024, unless the Closing of the Company’s initial business combination shall have occurred (the “Extension Loan”), which amount will be deposited into the Trust Account. The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal and the Trust Amendment Proposal. The Extension Loan will not occur if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, or the Extension is not completed. The Extension Loan will not bear interest and will be repayable upon consummation of a Business Combination. If the Sponsor or its designees advises the Company that it does not intend to make the Extension Loan, then the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the special meeting and, unless the Company can complete the Business Combination by August 11, 2023, it will dissolve and liquidate in accordance with its charter.

The Board has fixed the close of business on July 27, 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof (the “record date”). Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 2,731,544 shares of Class A common stock and 2,875,000 shares of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

This press release contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

The Company will be responsible for the entire cost of soliciting proxies from its working capital. The Company has engaged Laurel Hill Advisory Group, LLC (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay the Proxy Solicitor its customary fee. The Company will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, the Company’s directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to the Company to consummate an initial business combination if the Extension is approved, the Company does not expect such payments to have a material effect on its ability to consummate an initial business combination.

About Data Knights

Data Knights Acquisition Corp. is a blank check company formed for the purposes of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more tech or software businesses or entities.

About OMN

Founded in 2009, OMN provides innovative solutions that unlock the significant value contained within the clinical image archives of healthcare providers. Employing its proven OneMedNet iRWD™ solution, OMN securely de-identifies, searches, and curates a data archive locally, bringing a wealth of internal and third-party research opportunities to providers. By leveraging this extensive federated provider network, together with industry leading technology and in-house clinical expertise, OMN successfully meets the most rigorous RWD Life Science requirements.

Important Information and Where to Find It

The Company has filed a Prospectus and proxy statement with the SEC, which Prospectus and proxy statement will be delivered to its stockholders once definitive. This document does not contain all the information that should be considered concerning the business combination and the other stockholder approval matters and is not intended to form the basis of any investment decision or any other decision in respect of the business combination and the other stockholder approval matters. The Company’s stockholders and other interested persons are advised to read, when available, the definitive Prospectus and proxy statement and the amendments thereto and other documents filed in connection with the business combination and other stockholder approval matters, as these materials will contain important information about the Company, OMN, the business combination and the other stockholder approval matters. When available, the definitive Prospectus and proxy statement and other relevant materials for the business combination and other stockholder approval matters will be distributed to stockholders of the Company as of a record date to be established for voting on the business combination and the other stockholder approval matters. Stockholders will also be able to obtain copies of the Prospectus and proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Data Knights Acquisition Corp., Unit G6, Frome Business Park, Manor Road, Frome, BA11 4FN, United Kingdom.

Participants in the Solicitation

The Company and OMN and their respective directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transactions. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transactions may be obtained by reading the Registration Statement. You may obtain free copies of these documents as described in the preceding paragraph.

Caution Concerning Forward-Looking Statements

Certain statements, estimates, targets and projections in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between the Company and OMN. Forward looking statements generally relate to future events or involving, or future performance of, the Company or OMN. For example, statements regarding anticipated growth in the industry in which OMN operates and anticipated growth in demand for OMN’s products, projections of OMN’s future financial results and other metrics, the satisfaction of closing conditions to the proposed transaction between the Company and OMN and the timing of the completion of the proposed transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive” “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, and OMN and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the proposed transaction may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the amount of the costs, fees, expenses and other charges related to the proposed transaction; (iv) the outcome of any legal proceedings that may be instituted against the Company, OMN, the combined company or others following the announcement of the business combination agreement relating to the proposed transaction, the ancillary agreements contemplated thereby and the transactions contemplated thereby; (v) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of the Company or the Company’s failure to satisfy other conditions to closing; (vi) the risk that the Company will not be able to raise third-party financing to meet the Minimum Cash Condition (as defined in the Registration Statement) if redemptions of the Company public shares cause the Company trust account to have insufficient funds (after giving effect to redemptions) to achieve the Minimum Cash Condition; (vii) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations; (viii) the ability to meet stock exchange listing standards following the consummation of the proposed transaction; (ix) the risk that the proposed transaction disrupts current plans and operations of OMN or diverts management’s attention from OMN’s ongoing business; (x) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, and maintain relationships with customers and suppliers; (xi) costs related to the proposed transaction; (xii) changes in applicable laws or regulations; (xiii) the possibility that OMN or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors such as rising interest rates or an economic downturn; (xiv) OMN’s estimates of expenses and profitability; (xv) the evolution of the markets in which OMN competes; (xvi) the ability of OMN to implement its strategic initiatives; and (xvii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, Form 10-Q for the first quarter of 2023 filed on May 19, 2023, and other risks and uncertainties indicated in the definitive proxy, including those set forth under “Risk Factors” therein, and other documents filed with the SEC by the Company. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Readers are cautioned not to put undue reliance on forward-looking statements, and the Company and OMN assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Company nor OMN gives any assurance that either the Company or OMN will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by the Company or OMN or any other person that the events or circumstances described in such statement are material.

Non-Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Data Knights, OMN, or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Investor Relations Contact:

Investor Contact

Shannon Devine

MZ Group North America

203-741-8811

OMN@mzgroup.us